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                                                                    EXHIBIT 10.1


                   SUBSCRIPTION AND SHARE PURCHASE AGREEMENT

         This Subscription and Share Purchase Agreement (this "Agreement") is made and entered into as of the date set forth on the acceptance page among Freerealtime.com, Inc., a Delaware corporation (the "Company"), and the persons and entities listed on Schedule 1 attached hereto who are signatories to this Agreement (the "Investors").

                                    RECITALS

         The Company has authorized the issuance and sale of 3,810,367 shares (the "Offering") of its common stock, par value $0.01 per share (the "Shares").

SECTION 1. AGREEMENT TO SUBSCRIBE; PAYMENT; TERMS OF SUBSCRIPTION.

         1.1 Subscription. Each Investor hereby irrevocably subscribes for such number of Shares as is set forth opposite such Investor's name on Schedule 1, at a price of $2.625 per Share. Each Investor has submitted to the Company by either wire transfer or by a check payable to "Freerealtime.com, Inc." in the full amount of the purchase price, the purchase price for the Shares for which such Investor is subscribing (the "Purchase Price").

         1.2 Payment. Each Investor understands that the Company may utilize the Purchase Price immediately upon the Closing (as defined in Section 2.2 below) which shall occur at any time after the Company has accepted a minimum of $7.5 million in subscriptions from Investors. Prior to the Closing, Investor proceeds shall be deposited in an interest bearing escrow account and the interest, if any, earned on such funds prior to acceptance of the Investor's subscription by the Company will be paid to the Company upon the Closing, or shall be distributed to the Investor if the Offering is terminated or the Investor's subscription is not accepted by the Company. In addition, if the Company consummates the Offering and only accepts a portion of the Investor's subscription, the Company will retain the interest, if any, earned on such funds in proportion to the amount of the subscription accepted and shall distribute the remaining amount of interest, as well as the unaccepted portion of the Purchase Price to the Investor promptly following the Closing.

         1.3 Terms of Subscription. Each Investor further understands that, except as provided under any applicable state securities laws or as expressly provided herein, (i) this subscription may not be revoked by such Investor, (ii) the execution and delivery of this Agreement by the Investor will not constitute an agreement between the Investor and the Company until this Agreement has been accepted by the Company evidenced by receipt by the Investor of a signed acceptance page by the Company of this Agreement, and then subject to the terms and conditions of this Agreement, and (iii) this subscription may be accepted or rejected in whole or in part by the Company, in its sole and absolute discretion for any reason whatsoever and the Offering may be withdrawn prior to any acceptance of subscriptions received.

SECTION 2. SALE OF SHARES; CLOSING.

         2.1 Sale of Shares. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Investor whose subscription for Shares has been accepted by the Company, and each such Investor will buy from the Company, the number of Shares of the



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Company set forth opposite such Investor's name on Schedule 1, (or such lesser number as is accepted by the Company) at a purchase price of $2.625 per Share. The Company's agreement with each such Investor is a separate agreement and the sale of the Shares to each Investor is a separate sale.

         2.2 Closing Date. The closing of the purchase and sale of the Shares hereunder (the "Closing") shall be held at the offices of Latham & Watkins, 650 Town Center Drive, 20th Floor, Costa Mesa, California 92626, at a time and on a date specified in a written notice from the Company to each of the Investors (the date of the Closing being hereinafter referred to as the "Closing Date").

         2.3 Delivery at Closing. At the Closing, the Company will deliver to each Investor a stock certificate representing the Shares registered in such Investor's name as set forth on Schedule 1.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to the Investors as follows:

         3.1 Valid Issuance of the Shares. The Shares, when issued in accordance with the terms hereof will be duly and validly issued, fully-paid and nonassessable and, based in part upon the representations of the Investors in this Agreement, will be issued in compliance with all applicable federal and state securities laws regarding registration or qualification.

         3.2 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have an adverse effect on its business, properties, or financial condition.

         3.3 Capitalization. The authorized and outstanding capitalization of the Company consists of the following:

         (a) Authorized and Outstanding Common Stock. The Company's Certificate of Incorporation authorizes the issuance of 50,000,000 shares of Common Stock of the Company (the "Common Stock"), of which 7,615,481 are issued and outstanding as of the date of this Agreement. The outstanding shares of Common Stock have been duly authorized, validly issued, are fully paid and nonassessable, and were issued in accordance with the registration and qualification provisions of the Securities Act of 1933, as amended (the "Act") and any relevant state securities laws or pursuant to valid exemptions therefrom.

         (b) Authorized and Outstanding Preferred Stock. The Company's Certificate of Incorporation authorizes the issuance of 5,000,000 shares of Preferred Stock of the Company (the "Preferred Stock"), of which no shares are issued and outstanding as of the date of this Agreement.


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

         3.4 Convertible Securities, Options, Warrants and Rights. Except for
(i) 2,500,000 shares of Common Stock are reserved for issuance to existing and future employees, directors, consultants, vendors and advisors of the Company under the Company's 1999 Equity Incentive Plan, (ii) 182,500 shares of Common Stock reserved for issuance upon the exercise of outstanding warrants and (iii) the Agreement and Plan of Merger by and between the Company and RedChip.com, Inc. dated as of June 6, 2000, there are no outstanding convertible securities, options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock.

         3.5 Voting Agreements. The Company is not a party or subject to any agreement or understanding, and, to the Company's best knowledge, there is no agreement or understanding between any individuals and/or entities, which affects or relates to the voting or giving of written consents with respect to any of the Company's voting securities.

         3.6 Authorization. The Company has all corporate and other requisite authority to execute, deliver and carry out and perform the obligations under the terms of this Agreement and all of the transactions contemplated hereby, including the sale and issuance of the Shares. This Agreement, when executed and delivered by the Company, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

         3.7 Registration Rights. Except as set forth in Schedule 3.7 and in the Investor Rights Agreement entered into by and between the Company and the Investors substantially in the form attached hereto as Exhibit 3.7 which the parties shall enter into as of the Closing Date, the Company is not a party to any agreement or commitment which obligates the Company to register under the Act, any if its presently outstanding securities or any of its securities which may hereafter be issued.

         3.8 Private Offering.

         (a) The Company has offered the Shares hereunder in reliance on exemptions from the registration and prospectus delivery requirements of the Act. Each Share certificate shall bear the legend substantially in the form set forth in Section 5.2(b) of this Agreement relating to the restrictions on transferability and sale imposed by the Act for at least so long as such restrictions apply.

         (b) In the case of each offer or sale of the Shares, no form of general solicitation or general advertising was used by the Company or its representatives, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees were invited by any general solicitation or general advertising. Each Investor has represented to the Company that such Investor is an accredited investor or an entity in which all of the equity owners are accredited investors.

         3.9 No Violation. Neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated hereby and thereby, nor compliance by the Company with any of the provisions hereof, will
(a) violate or conflict with


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any provision of the Certificate of Incorporation or Bylaws of the Company, (b)
violate, conflict with, or result in or constitute a default under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any encumbrance upon any of the Company's assets under, any of the terms, conditions or provisions of any of the Company's material contracts (as set forth in the exhibit list of the Company's Form 10-KSB, filed on June 29, 2000 for the Fiscal Year ended March 31, 2000 (the "Company's 10-KSB"), (c) violate any regulation or court order to which the Company is bound, or (d) impose any encumbrance on the Company's assets or business except, in each case, where such violation, conflict, default, termination, acceleration, or encumbrance would not have a material adverse effect on the Company.

         3.10 Litigation. There are no actions, suits, proceedings, or investigations pending against the Company or, to the best knowledge of the Company, any basis therefor or threat thereof and the Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which would have a material effect on the Company or its business. To the best of the Company's knowledge, the Company is not in violation of any applicable statue, law or regulation relating to the environment or occupational health and safety where such violation would have a material adverse effect on the Company, and no material expenditures will be required in order to comply with any such existing statue, law or regulation.

         3.11 Financial Statements. The Company's audited financial statements set forth in the Company's 10-KSB (the "Financial Statements") have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods indicated and with each other and fairly present the financial condition of the Company as of such dates and the results of operations of the Company for the periods covered thereby. Since March 31, 2000 there has not been any material adverse change to the financial condition or results of operations of the Company as set forth in the Financial Statements. There are no material liabilities required by GAAP to be disclosed in the Financial Statements which are not disclosed in the Financial Statements. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other Person. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP.

         3.12 Taxes. The Company has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due. The Company has never had a tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. Since the date of the Financial Statements, the Company has made adequate provisions on its books to account for all taxes, assessments, and governmental charges with respect to its business, properties and operations for such period. The Company has withheld or collected from each payment made to each of its employees, the amount of all necessary taxes and required withholdings, and has paid the same to the proper tax receiving officers or authorized depositories.

         3.13 Proprietary Rights. The Proprietary Rights of the Company are all those necessary for the normal conduct of the Company's business as presently conducted and as


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presently contemplated, including the design, manufacture and sale of all products currently under development, planned for development or in production. The Company owns or has a valid right to use its Proprietary Rights, and such Proprietary Rights will not cease to be valid rights of the Company by reason of the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby. For purposes of this Section 3.13, the term "Proprietary Rights" shall mean all (a) U.S. and foreign patents, patent applications, patent disclosures and improvements thereto, including petty patents and utility models and applications therefor, (b) U.S. and foreign trademarks, service marks, trade dress, logos, trade names and corporate names and the goodwill associated therewith and registrations and applications for registration thereof, (c) U.S. and foreign copyrights and registrations and applications for registration thereof, (d) U.S. and foreign mask work rights and registrations and applications for registration thereof, (e) Trade Secrets, (f) URL registrations, (g) other proprietary rights, (h) copies and tangible embodiments thereof (in whatever form or medium) and (i) licenses granting any rights with respect to any of the foregoing.

         3.14 Private Placement Memorandum. Neither this Agreement nor the Offering Memorandum contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.

         Each Investor individually represents, warrants, acknowledges and agrees that:

         4.1 Authorization. This Agreement constitutes such Investor's legally binding and valid obligation, enforceable in accordance with its terms, and each Investor has full power and authority to enter into this Agreement.

         4.2 Restricted Securities.

         (a) Such Investor understands that the Shares are "restricted securities" under the Act and that, under the Act and applicable regulations thereunder, such securities may not be resold, pledged or otherwise transferred without registration under the Act except in certain limited circumstances. Each Investor understands that (i) the Shares are being offered in a transaction not involving any public offering in the United States within the meaning of the Act, and the Shares have not been registered under the Act, (ii) such Shares may be offered, resold, pledged or otherwise transferred only in a transaction meeting the requirements of Rule 144, or in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel if the Company so requests) in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction, and
(iii) such Investor will be required to notify any subsequent purchaser from such Investor of the resale restrictions set forth above.

         (b) Such Investor understands that (i) the registrar or transfer agents for the Shares will not be required to accept for registration of transfer any Shares except upon presentation of evidence satisfactory to the Company that the restrictions on transfer under the Act have been complied with and (ii) any Shares in the form of definitive physical certificates will bear a legend substantially as set forth below:


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         THE SECURITIES EVIDENCED HEREBY WERE ORIGINALLY ISSUED IN A TRANSACTION
         EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES
         SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND APPLICABLE STATE SECURITIES LAWS, AND THE SECURITIES EVIDENCED HEREBY MAY NOT BE
         OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THE SECURITIES EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE CORPORATION THAT (A) SUCH SECURITIES MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, OR IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE CORPORATION SO REQUESTS), (2)
         TO THE CORPORATION, OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE, IN ACCORDANCE WITH
         THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE
         SECURITIES EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

         4.3 Accredited Investor.

         (a) Such Investor is an "accredited investor" within the meaning of Rule 501(a) under the Act or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a) (1),(2) or (3) under the Act (an "Institutional Accredited Investor").

         (b) (i) Such Investor is purchasing the Shares for its own account or for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Act and for each of which it exercises sole investment discretion or (ii) such Investor is a "bank," within the meaning of Section 3(a)(2) of the Act, or a "savings and loan association" or other institution described in Section 3(a)(5)(A) of the Act that is acquiring the Shares as fiduciary for the account of one or more Institutional Accredited Investors for which such Investor exercises sole investment discretion. Each Investor has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of purchasing the Shares.

         (c) Such Investor is not acquiring the Shares with a view to any distribution thereof in a transaction that would violate the Act or the securities laws of any State of the United States or any other applicable jurisdiction; provided, however, that the disposition of such Investor's property and the property of any accounts for which such Investor is acting as fiduciary shall remain at all times within such Investor's control.


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         (d) Such Investor acknowledges that it has had access to such financial and other information, and has been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as such Investor deems necessary in connection with its decision to purchase the Shares.

         (e) Such Investor acknowledges that a purchase of the Shares involves certain risks, which include, among other factors, that: (i) the Company has a limited operating history; (ii) the purchase of the Shares is a speculative investment and involves a high degree of risk of loss; (iii) the Company will be engaged in a business which is highly competitive; (iv) the Company may issue additional equity securities in the future and, accordingly, such Investor's investment in the Company will be subject to dilution; and (v) there are substantial restrictions on the transferability of, and there may be no public market for, the Shares and, accordingly, it may not be possible for such Investor to liquidate the Shares in case of the imminent need of funds or any other emergency. Such Investor and any advisor(s) of such Investor understand such risks.

         (f) Such Investor confirms that, except as specifically set forth herein, neither the Company nor any of its agents (including members of its Board of Directors) have made any representations or warranties concerning the Company, including, without limitation, any representations or warranties concerning anticipated financial results of the operations of the Company. Such Investor understands and agrees that any such plans, summaries and projections may provide no assurance of the Company's future performance and may prove to be materially incomplete and inaccurate and are not to be relied upon in making this investment decision. Such Investor further understands that any financial projections, results or forecasts delivered to such Investor should not be relied upon to indicate the actual financial results that will be achieved by the Company.

         (g) If such Investor is an individual, such Investor is a resident and domiciliary of the state or other jurisdiction set forth on the signature page hereto and has no present intention of becoming a resident of any other state or jurisdiction. If such Investor is an entity, its domicile and principal office is located in the state or jurisdiction set forth on the signature page hereto and has no present intention of changing the location of such domicile and principal office to another state or jurisdiction.

         (h) Such Investor acknowledges and agrees that Latham & Watkins, for the purposes of any opinion to be delivered in connection with the offering and sale of securities hereby, may rely on the truthfulness of its representations set forth in Section 4.

         4.4 Brokerage. Other than Jefferies & Company, Inc., and Roth Capital Partners (the "Placement Agents"), the Investor has not dealt with, or incurred liability for a fee to, any finder, broker, investment banker or financial advisor in connection with any of the transactions contemplated by this Agreement or the negotiations looking toward the consummation of such transactions.


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SECTION 5. CONDITIONS OF CLOSING.

         5.1 Conditions to Investors' Obligations. The obligations of each Investor under Section 2 of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions, any of which may be waived in writing by an Investor:

         (a) Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true on and as of the Closing with the same effect as if made on and as of the Closing.

         (b) Performance. The Company shall have performed or fulfilled all agreements, obligations and conditions contained herein required to be performed or fulfilled by the Company at or prior to the Closing.

         (c) Blue Sky Compliance. The purchase of and payment for the Shares to be purchased (a) shall not be prohibited by any applicable law or governmental regulation, release or interpretation, and (b) shall be permitted by the laws and regulations of the jurisdictions to which such Investor is subject. The Company shall have delivered to each Investor, upon its reasonable request, factual certificates or other evidence, in form and substance satisfactory to such Investor, to enable it to establish compliance with this condition.

         (d) Closing Documents. The Company shall have delivered to the Investors, unless waived in writing by the Investors:

                  (i) Copies (certified by the President or Secretary of the Company) of the resolutions duly adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and the Other Agreements contemplated hereby;

                  (ii) A copy (certified by the Secretary of the State of Delaware) of the Company's Certificate of Incorporation as amended through the date of the Closing and a copy (certified by the President or Secretary of the Company) of the Bylaws as amended through the date of the Closing;

                  (iii) A certificate of the President and the Chief Financial Officer of the Company confirming that the Representations and Warranties contained in Section 3 are correct and that all the conditions in Section 5.2 have been satisfied;

                  (iv) Such other documents relating to the transactions contemplated by this Agreement as the Investors or the Investors' counsel may reasonably request.

                  (v) Opinion of Company Counsel. At the Closing the Investors shall have received the opinion of Latham & Watkins, counsel to the Company, in substantially the form set forth at the Closing as Exhibit 5.1(d)(v) to this Agreement.

         5.2 Conditions to the Company's Obligations. The obligations of the Company under Section 2 of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions, any of which may be waived in writing by the Company:


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         (a) Placement Agent Certificates. The Company shall have received a certificate, reasonably satisfactory to the Company, from each placement agent, if any, in the Offering to the effect that no form of general solicitation or general advertising was used by such placement agent or its representatives in connection with the Offering, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

         (b) Representations and Warranties. The representations and warranties of the Investors contained in Section 4 shall be true on and as of the Closing with the same effect as if made on and as of the Closing.

         (c) Payment of Purchase Price. Each Investor shall have delivered the aggregate purchase price for the Shares in the amount specified for such Investor on Schedule 1.

         (d) Blue Sky Matters. The purchase of and payment for the Shares to be purchased (a) shall not be prohibited by any applicable law or governmental regulation, release or interpretation, and (b) shall be permitted by the laws and regulations of the jurisdictions to which the Investors are subject.

SECTION 6. COVENANTS OF THE COMPANY.

         6.1 Preservation of Exemption. Neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of the exemption from the registration requirements of the Act relied upon for the offer and sale of the Common Stock.

         6.2 Legends. The Investors agree that the Company may place or cause to be placed on the certificates representing the securities, the legend set forth in Section 4.2(b) hereof regarding the restriction on transfer and any appropriate legend or legends containing restrictions on transfer necessary under the Act and any other applicable state corporations or securities statutes and regulations.

         6.3 Board Representation. The Company shall nominate a person designated by Jefferies & Company, Inc. ("Jefferies") to be a member of the Board of Directors of the Company at the first annual or special meeting of stockholders to occur after the Closing, and at each annual meeting of stockholders thereafter so long as Jefferies or its affiliates continue to hold at least 500,000 shares of the Company's Common Stock.

SECTION 7. EXPENSES; INDEMNIFICATION.

         7.1 Expenses. Whether or not the Shares are sold, the Company will pay the following expenses relating to this Agreement:

         (a) the cost of printing (including, without limitation, word processing and duplication costs), reproducing and distributing this Agreement and any other documents contemplated hereby or thereby;


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

         (b) the fees, disbursements and expenses of the Company's counsel and accountants; and

         (c) all other expenses incurred by the Company in connection with the transactions contemplated by this Agreement and the other documents contemplated by this transaction.

         7.2 Indemnification. The Company and the Investor each agree to indemnify and hold the other party, its officers, directors and stockholders or any other person who may be deemed to control such other party harmless from any loss, liability, claim, damage or expense, arising out of the inaccuracy of any of the representations, warranties or statements of such indemnifying party or the breach of any of the agreements of such indemnifying party contained herein and this indemnification shall survive the purchase and sale of Shares under this Agreement.

SECTION 8. MISCELLANEOUS.

         8.1 Entire Agreement; Successors and Assigns. This Agreement, together with its exhibits and schedules, constitutes the entire contract between the Company and the Investors relative to the subject matter hereof. Any previous agreement between the Company and the Investors is superseded by this Agreement. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.

         8.2 Further Action. During the period from the date hereof to the Closing, the Company shall use its best efforts and take all action reasonably necessary or appropriate to cause its representations and warranties contained in Section 4 of this Agreement to be true as of the Closing Date, after giving effect to the transactions contemplated by this Agreement, as if made on and as of such date.

         8.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflicts of law principles.

         8.4 Counterparts. This Agreement may be executed in several counterparts, each or which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         8.5 Headings. The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

         8.6 Notices. Prior to the Closing, and thereafter with respect to matters pertaining to this Agreement only, all notices and other communications provided for or permitted hereunder shall be made by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or overnight air courier guaranteeing next day


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delivery to the following addresses or numbers or to such other addresses or numbers as shall be provided in a notice given in accordance with this Section:

         (a) if to the Investors, at such addresses set forth on the counterpart signature page attached hereto;

         (b) if to the Company, at Freerealtime.com, Inc., 3333 Michelson Drive, Suite 430, Irvine, CA 92612, Attention: General Counsel, Facsimile No: (949) 833-7665, with a copy to Latham & Watkins, 650 Town Center Drive, 20th Floor, Costa Mesa, California 92626, Attention: Cary K. Hyden, Esq., Facsimile No.:
(714) 755-8290.

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

         8.7 Survival of Representations and Warranties. The covenants, agreements, representations and warranties of the parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing; provided, however, that such representations and warranties are only made as of the date of such execution and delivery and as of the Closing.

         8.8 Amendments and Waivers. Prior to the Closing Date, this Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions may be given, provided that the same are in writing and signed by each Investor and the Company. Thereafter, this Agreement may only be amended, and such waivers be given, with the consent of the Company and the holders of a majority of the then outstanding shares of the Shares.

         8.9 Confidentiality; No Press Releases. Each Investor will, and will cause each of its affiliates, advisors and representatives to, maintain this Agreement and all information relating to the transactions contemplated hereby (the "Confidential Information") in confidence and will not, and will cause each of its advisors, affiliates and representatives not to, issue or cause the publication of any press release or other public announcement with respect to this Agreement, the transactions contemplated hereby or any other matter communicated to the Investor by the Company or its representatives without the prior written consent of the Company, which consent shall not be unreasonably withheld. The foregoing restrictions shall not extend to any portion of the Confidential Information which (a) can be shown by the Investor or any Recipient to have been in its possession prior to disclosure to it by the Company or the Investor,(b) is now or hereafter becomes, through no act or failure to act on the part of the Investor or any Recipient, generally known to the public on a non-confidential basis; or (c) is required by order or request of any government, regulatory or self-regulatory body to be disclosed, but only to the extent required by such order or request. The Investor shall promptly notify the Company of any such request or order and shall assist the Company in seeking a protective order or other appropriate remedy at the Company's sole cost and expense.

         8.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were excluded and shall be enforceable in accordance with its terms.

         8.11 Access to Information. The Company shall, from time to time prior to the Closing, provide to each Investor such other information respecting the business, operations, financial condition or assets of the Company or any subsidiary of the Company as such Investor may reasonably request.

         8.12 Taxpayer Identification Number and Backup Withholding. Each Investor verifies under penalties of perjury, that the Social Security Number/Taxpayer Identification Number shown for such Investor on the counterpart signature page to this Agreement is true, correct and complete and that the Investor is not subject to backup withholding because either (a) the Investor is exempt from backup withholding, or (b) the Investor has not been notified that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) because the Internal Revenue Service has notified the Investor that it is no longer subject to backup withholding.

         If this Agreement is satisfactory, please so indicate by signing and delivering a counterpart signature page attached hereto. EXECUTION OF THE COUNTERPART SIGNATURE PAGE CONSTITUTES THE EXECUTION BY THE INVESTOR OF THIS SUBSCRIPTION AND SHARE PURCHASE AGREEMENT.

                            [SIGNATURE PAGES FOLLOW]

                             FREEREALTIME.COM, INC.
                    SUBSCRIPTION AND SHARE PURCHASE AGREEMENT
                           COUNTERPART SIGNATURE PAGES
                           (FOR INDIVIDUAL INVESTORS)


------------------------------------        ------------------------------------
PRINT NAME OF INVESTOR                      SIGNATURE OF INVESTOR



------------------------------------        ------------------------------------
PRINT NAME OF SPOUSE IF CO-OWNER            SIGNATURE OF SPOUSE IF CO-OWNER


Address:

------------------------------------

------------------------------------

------------------------------------

Telephone:
          --------------------------



Social Security or Taxpayer I.D. Number:


------------------------------------


State of Residence (if different from above):


------------------------------------




                                            ------------------------------------
                                            Number of Shares Subscribed for


                                            $
                                             -----------------------------------
                                             Amount Enclosed

                             FREEREALTIME.COM, INC.
                    SUBSCRIPTION AND SHARE PURCHASE AGREEMENT
                           COUNTERPART SIGNATURE PAGES
                   (FOR CORPORATION OR PARTNERSHIP INVESTORS)


                                        By:
------------------------------------        ------------------------------------
   PRINT NAME OF CORPORATION OR                   SIGNATURE OF OFFICER OR
           PARTNERSHIP                             AUTHORIZED SIGNATORY


                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

Address:

------------------------------------

------------------------------------

------------------------------------

Telephone:
          --------------------------



Taxpayer I.D. Number:


------------------------------------


State of Incorporation:


------------------------------------




                                            ------------------------------------
                                            Number of Shares Subscribed for


                                            $
                                             -----------------------------------
                                             Amount Enclosed

                             FREEREALTIME.COM, INC.
                    SUBSCRIPTION AND SHARE PURCHASE AGREEMENT
                           COUNTERPART SIGNATURE PAGES
                         (FOR RETIREMENT PLAN INVESTORS)



------------------------------------        ------------------------------------
PRINT NAME OF RETIREMENT PLAN               SIGNATURE OF AUTHORIZED SIGNATORY


                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

Address:

------------------------------------

------------------------------------

------------------------------------

Telephone:
          --------------------------



Taxpayer I.D. Number:


------------------------------------


                                            ------------------------------------
                                            Number of Shares Subscribed for


                                            $
                                             -----------------------------------
                                             Amount Enclosed

                             FREEREALTIME.COM, INC.
                    SUBSCRIPTION AND SHARE PURCHASE AGREEMENT
                           COUNTERPART SIGNATURE PAGES
                              (FOR TRUST INVESTORS)


Please Type or Print the Exact Legal
Title of Trust including, the Trustee's
name, and the date of Trust.


------------------------------------        ------------------------------------
                                            SIGNATURE OF TRUSTEE
------------------------------------
TITLE OF TRUST

                                            ------------------------------------
                                            PRINT NAME OF TRUSTEE


                                            ------------------------------------
                                            SIGNATURE OF TRUSTEE


                                            ------------------------------------
                                            PRINT NAME OF TRUSTEE

Address:

------------------------------------

------------------------------------

------------------------------------
Telephone:
          --------------------------


Social Security or Taxpayer I.D. Number:


------------------------------------
                                            ------------------------------------
                                            Number of Shares Subscribed for


                                            $
                                             -----------------------------------
                                             Amount Enclosed

                                   ACCEPTANCE


                  IN WITNESS WHEREOF, the Company has duly executed and delivered this Subscription and Share Purchase Agreement as of August 15, 2000.

                                       FREEREALTIME.COM, INC.,
                                       a Delaware corporation


                                       By: /s/ Michael Neufeld
                                           -------------------------------------
                                           Name: Michael Neufeld
                                           Title: CFO


                                      S-6